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                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549



                                          FORM 8-K



                                       CURRENT REPORT

                               PURSUANT TO SECTION 13 or 15(d)

                           OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 11, 1995
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                               THE UNITED ILLUMINATING COMPANY
                   (Exact name of registrant as specified in its charter)



      Connecticut                    1-6788                   06-0571640
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(State, or other jurisdiction      (Commission              (IRS Employer
 of Incorporation)                  File Number)           Identification No.)



157 Church Street, New Haven, Connecticut                        06506
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(Address of principal executive offices)                       (Zip Code)



Registrant's Telephone Number,
Including Area Code                                          (203) 499-2000
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                                    None
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       (Former name or former address, if changed since last report)


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Item 4.        Changes in Registrant's Certifying Accountant

        (b)    On December 11, 1995, the Board of Directors of the

Registrant voted to employ Price Waterhouse LLP as the principal accountant to audit the Registrant's financial statements for the fiscal year 1996.

        Neither the Registrant, nor any other person on behalf of the

Registrant, has, at any time during the fiscal years 1993, 1994 and/or through December 11, 1995, consulted Price Waterhouse LLP on items that (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor, (as described in Regulation S-K Item 304(a)(2)).


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                                SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    THE UNITED ILLUMINATING COMPANY
                                        Registrant





     12/15/95                         By   /s/ Robert L. Fiscus
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                                               Robert L. Fiscus
                                               President and
                                          Chief Financial Officer

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